Exhibit 10.3

PLEDGE AGREEMENT
among
TOWN SPORTS INTERNATIONAL HOLDINGS, INC.,
TOWN SPORTS INTERNATIONAL, LLC,
VARIOUS OTHER SUBSIDIARIES OF TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as COLLATERAL AGENT
Dated as of May 11, 2011

Table of Contents

Page
1. SECURITY FOR OBLIGATIONS	2

2. DEFINITIONS	3

3. PLEDGE OF SECURITIES, ETC.	7

3.1 Pledge	7
3.2 Procedures	10
3.3 Subsequently Acquired Collateral	11
3.4 Transfer Taxes	12
3.5 Definition of Pledged Notes	12
3.6 Certain Representations and Warranties Regarding the Collateral	12

4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.	12

5. VOTING, ETC., WHILE NO EVENT OF DEFAULT	12

6. DIVIDENDS AND OTHER DISTRIBUTIONS	13

7. REMEDIES IN CASE OF AN EVENT OF DEFAULT	13

8. REMEDIES, CUMULATIVE, ETC.	14

9. APPLICATION OF PROCEEDS	15

10. PURCHASERS OF COLLATERAL	15

11. INDEMNITY	15

12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER	16

13. FURTHER ASSURANCES; POWER-OF-ATTORNEY	17

14. THE PLEDGEE AS COLLATERAL AGENT	17

15. TRANSFER BY THE PLEDGORS	17

16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS	18

17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC.	20

18. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.	20

(i)

Table of Contents
(continued)

ANNEX A	-	SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS
ANNEX B	-	SCHEDULE OF SUBSIDIARIES
ANNEX C	-	SCHEDULE OF STOCK
ANNEX D	-	SCHEDULE OF NOTES
ANNEX E	-	SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS
ANNEX F	-	SCHEDULE OF PARTNERSHIP INTERESTS
ANNEX G	-	SCHEDULE OF CHIEF EXECUTIVE OFFICES
ANNEX H	-	FORM OF AGREEMENT REGARDING UNCERTIFICATED
SECURITIES, LIMITED LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS

(ii)

PLEDGE AGREEMENT
          PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of May 11, 2011, among each of the undersigned pledgors (each, a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 29 hereof, the “Pledgors”) and Deutsche Bank Trust Company Americas, as collateral agent (together with any successor collateral agent, the “Pledgee”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H :
          WHEREAS, Town Sports International Holdings, Inc. (“Holdings”), Town Sports International, LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank Trust Company Americas, as administrative agent (together with any successor administrative agent, the “Administrative Agent”), have entered into a Credit Agreement, dated as of May 11, 2011 (as amended, modified, restated, extended, restructured and/or supplemented from time to time, together with any agreement refinancing in full the Indebtedness under such agreement or successor agreements to the extent such agreement provides that it is to be the “Credit Agreement” hereunder, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account, of the Borrower, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Pledgee are herein called the “Lender Creditors”);
          WHEREAS, pursuant to the Credit Agreement Party Guaranty, each Credit Agreement Party has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described (and defined) therein;
          WHEREAS, pursuant to the Subsidiaries Guaranty, each Pledgor (other than Holdings and the Borrower) has jointly and severally guaranteed the payment and performance when due of all Guaranteed Obligations as described (and defined) therein;
          WHEREAS, the Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lender Creditors or any affiliate thereof (each such Lender Creditor or affiliate, even if the respective Lender Creditor subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender Creditor’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”);
          WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection

Agreements and Other Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and
          WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into by the Borrower and/or one or more of its Subsidiaries of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to enter into this Agreement in order to satisfy the conditions described in the preceding recital and to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower and the Other Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower and/or one or more of its Subsidiaries;
          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:
     1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:
     (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations (both actual and contingent) under Letters of Credit, fees, costs, and indemnities (including in each case, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the “Credit Document Obligations”);
     (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, in each case, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any of its Subsidiaries at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors under, or with respect to (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guaranty), each Interest Rate Protection Agreement and Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the “Other Obligations”);
     (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;
     (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs; and
     (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;
all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the “Obligations,” it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.
          2. DEFINITIONS. (a) Reference to singular terms shall include the plural and vice versa.
          (b) The following capitalized terms used herein shall have the definitions specified below:
          “Administrative Agent” shall have the meaning set forth in the recitals hereto.
          “Adverse Claim” shall have the meaning given such term in Section 8-102(a)(1) of the UCC.
          “Agreement” shall have the meaning set forth in the first paragraph hereof.
          “Borrower” shall have the meaning set forth in the recitals hereto.
          “Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

          “Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.
          “Collateral” shall have the meaning set forth in Section 3.1 hereof.
          “Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor at any time while an Event of Default shall have occurred and be continuing to which Collateral may be credited after the occurrence and during the continuance of an Event of Default.
          “Credit Agreement” shall have the meaning set forth in the recitals hereto.
          “Credit Document Obligations” shall have the meaning set forth in Section 1(i) hereof.
          “Credit Documents” shall have the meaning provided in the Credit Agreement, as such documents may be amended, modified, restated and/or supplemented from time to time in connection with the Credit Agreement.
          “Equity Interest” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, including, without limitation, any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest.
          “Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement or, after the Credit Document Obligations have been paid in full and all Letters of Credit and Commitments have terminated, an Event of Default (or similar term) under any Interest Rate Protection Agreement or Other Hedging Agreement entered into with an Other Creditor.
          “Exempted Foreign Entity” shall mean any Foreign Subsidiary of the Borrower that is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.
          “Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.
          “Foreign Subsidiary” shall have the meaning given such term the Credit Agreement.
          “Holdings” shall have the meaning set forth in the recitals hereto.
          “Indemnitees” shall have the meaning set forth in Section 11 hereof.

          “Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.
          “Investment Property” shall have the meaning given such term in Section 9-102(a)(49) of the UCC.
          “Lender Creditors” shall have the meaning set forth in the recitals hereto.
          “Lenders” shall have the meaning set forth in the recitals hereto.
          “Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor or represented by any Limited Liability Company Interest.
          “Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.
          “Non-Voting Equity Interests” shall mean all Equity Interests of any Foreign Subsidiary of the Borrower which are not Voting Equity Interests.
          “Notes” shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.
          “Obligations” shall have the meaning set forth in Section 1 hereof.
          “Other Creditors” shall have the meaning set forth in the recitals hereto.
          “Other Hedging Agreements” shall have the meaning given such term the Credit Agreement.
          “Other Obligations” shall have the meaning set forth in Section 1(ii) hereof.
          “Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.
          “Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.
          “Person” shall have the meaning given such term the Credit Agreement.
          “Pledged Notes” shall have the meaning set forth in Section 3.5 hereof.
          “Pledgee” shall have the meaning set forth in the first paragraph hereof.
          “Pledgor” shall have the meaning set forth in the first paragraph hereof.
          “Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgee or any

Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
          “Registered Organization” shall mean a “registered organization” as such term is defined in Section 9-102 (a) (70) of the UCC.
          “Required Lenders” shall have the meaning given such term in the Credit Agreement.
          “Required Secured Creditors” shall have the meaning given such term in the Security Agreement.
          “Secured Creditors” shall have the meaning set forth in the recitals hereto.
          “Secured Debt Agreements” shall mean and include (x) this Agreement, (y) the other Credit Documents, and (z) the Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditor.
          “Securities Account” shall have the meaning given such term in Section 8-501(a) of the UCC.
          “Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.
          “Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.
          “Security” and “Securities” shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.
          “Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.
          “Stock” shall mean all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any corporation.
          “Subsidiary” shall have the meaning given such term in the Credit Agreement.
          “Termination Date” shall have the meaning set forth in the Security Agreement.
          “Transmitting Utility” shall mean a “transmitting utility” as such term is defined in Section 9-102(a)(80) of the UCC.

          “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.
          “Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.
          “Voting Equity Interests” of any Foreign Subsidiary of the Borrower shall mean all classes of Equity Interests of such Foreign Subsidiary entitled to vote.
          3. PLEDGE OF SECURITIES, ETC.
          3.1 Pledge
          . To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):
          (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in each such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in each such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;
          (b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;
          (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:
     (A) all the capital thereof and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;
     (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;
     (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;
     (D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;
     (E) all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and
     (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;
          (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:
     (A) all the capital thereof and its interest in all profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;
     (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

     (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;
     (D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;
     (E) all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and
     (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;
          (e) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing;
          (f) all Financial Assets and Investment Property owned by such Pledgor from time to time; and
          (g) all Proceeds of any and all of the foregoing;
provided that (A)(x) until a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder (in which case this clause (x) shall no longer be applicable), no Pledgor shall be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity, and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor, which Non-Voting Equity Interests shall not be subject to the limitations described in preceding clause (x) and (B) no Pledgor shall be required to grant a security interest hereunder in (and the term “Collateral” shall not include) the Equity Interests in Persons that are not Wholly-Owned Subsidiaries of Holdings but only to the extent that the pledge of such Equity Interests is not permitted hereunder by the terms of any agreement or organizational document of such Person and only so long as such contractual prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC, the Bankruptcy Code or any other requirement of law.
          Notwithstanding anything to the contrary contained in this Agreement, the Pledgors shall not be required to take any actions to perfect the Collateral Agent’s security interest hereunder except to the extent that a security interest in such types of Collateral can be perfected (i) by the filings of a UCC-1 (or similar) financing statement under the applicable UCC, (ii) possession of certificated Securities evidencing Equity Interests, (iii) possession of Instruments constituting Notes, (iv) as provided in Section 3.2(a)(ii) hereof and (v) as provided in Section 3.2(a)(v) hereof and the representations, warranties and covenants contained in this Agreement with respect to a perfected security interest in such Collateral shall be qualified to the extent provided in this paragraph.
          3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, the respective Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 Business Days after it obtains such Collateral (as such period may be extended by the Collateral Agent in its sole discretion)) for the benefit of the Pledgee and the other Secured Creditors:
     (i) with respect to a Certificated Security representing an Equity Interest (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;
     (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), the respective Pledgor shall cause the issuer of such Uncertificated Security (unless the issuer of such Uncertificated Security is not a Subsidiary of such Pledgor) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;
     (iii) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), if such Partnership

Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof;
     (iv) with respect to any Intercompany Note and any other Note in a principal amount in excess of $1,000,000, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank; and
     (v) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof which the Pledgee is entitled to retain pursuant to the terms of this Agreement, establishment by the Pledgee of a Collateral Account.
In addition to the foregoing, in the event that any Partnership Interests or Limited Liability Company Interests of any Pledgor which were not previously Securities become (A) Certificated Securities, such Pledgor shall follow the procedure set forth in Section 3.2(a)(i), or (B) Uncertificated Securities, such Pledgor shall follow the procedure set forth in Section 3.2(a)(ii), in either case, within 10 Business Days after the date that such Partnership Interests or Limited Liability Company Interests become Securities (as such period may be extended by the Collateral Agent in its sole discretion).
          (b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).
          3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the respective Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee such supplements to Annexes A through G hereto as are reasonably necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder the Equity Interests of any Exempted Foreign Entity at any time and from time to time after the date hereof acquired by such Pledgor, provided that (x) a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, no Pledgor shall be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor.

          3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.
          3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the “Pledged Notes.”
          3.6 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) the exact legal name of such Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, the organizational identification number (if any) of such Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto; (ii) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (iii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iv) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (v) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (vi) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vii) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (viii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (ix) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (x) the exact address of the chief executive office of such Pledgor is listed on Annex G hereto; (xi) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes B through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests.
          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.
          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. Notwithstanding the foregoing, all such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case either (x) an Event of Default under Section 11.05 of the Credit Agreement has occurred and is continuing or (y) any other Event of Default has occurred and is continuing and the Pledgee has otherwise notified Holdings or the Borrower, and Section 7 hereof shall become applicable.
          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing either (x) an Event of Default under Section 11.05 of the Credit Agreement or (y) any other Event of Default and the Pledgee has otherwise notified Holdings or the Borrower, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:
     (i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;
     (ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of             shares or similar rearrangement; and
     (iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash but only if an Event of Default then exists) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.
          Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).
          7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:
     (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;
     (ii) to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;
     (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);
     (iv) to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);
     (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days’ written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and
     (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.
          8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.
          9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.
          (b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.
          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.
          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and each other Secured Creditor (in their capacity as such) and their respective successors, assigns, employees, advisors, agents and affiliates (as to any Indemnitee, its “Related Parties”) (individually an “Indemnitee”, and collectively, the “Indemnitees”) from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs, expenses and disbursements, including reasonable attorneys’ fees and expenses (limited, in the case of any Event of Default, to one counsel to the Administrative Agent, one additional counsel for all Issuing Lenders and Lenders, taken as a whole, one local counsel for the Administrative Agent and the Lenders, taken as a whole, in each relevant jurisdiction, and, solely in the case of an actual or perceived conflict of interests, one additional counsel in each relevant jurisdiction to each group of affected Lenders similarly situated, taken as a whole), in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.
          12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto and is admitted as a member or partner of the respective Limited Liability Company or Partnership, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.
          (b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.
          (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.
          (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.
          13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may deem reasonably necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, financing statements which list the Collateral specifically and/or “all assets” as collateral) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem reasonably necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.
          (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time solely after the occurrence and during the continuance of an Event of Default, in the Pledgee’s reasonable discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.
          14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement, each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.
          15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein, except as permitted by the Credit Agreement.

          16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants as to itself and each of its Subsidiaries that:
     (i) it is the legal, beneficial and record owner of, and has good title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement and nonconsensual Liens permitted by Section 10.01(i) of the Credit Agreement);
     (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;
     (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
     (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee’s security interest in such Pledgor’s Collateral, or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;
     (v) neither the execution, delivery or performance by such Pledgor of this Agreement, nor compliance by it with the terms and provisions hereof nor the consummation of the transactions contemplated herein: (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, domestic or foreign, applicable to such Pledgor; (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any indenture, lease, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or other instrument to which such Pledgor or any of its Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound or to which it may be subject; or (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Pledgor or any of its Subsidiaries;
     (vi) all of such Pledgor’s Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights, except pursuant to a sale or other disposition transaction permitted by the Credit Agreement;
     (vii) each of such Pledgor’s Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
     (viii) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor’s Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and
     (ix) to the extent required by Section 3.2 hereof, “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor’s Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with “control” of such Collateral has not yet arisen under this Agreement.
          (b) Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to such Pledgor’s Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.
          (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

          17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, the organizational identification number (if any) of such Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization (including without limitation its status as (x) a Registered Organization, in the case of each Registered Organization or (y) a Transmitting Utility or a Person which is not a Transmitting Utility, as the case may be), its jurisdiction of organization, or its organizational identification number (if any) from that listed on Annex A hereto for such Pledgor or those that may have been established after the date of this Agreement in accordance with the immediately succeeding sentence of this Section 17. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization from the United States or a State thereof to a jurisdiction of organization outside the United States or a State thereof) if (i) it shall have given to the Pledgee not less than 15 days’ prior written notice of each change to the information listed on Annex A (or such shorter notice as is acceptable to the Pledgee) (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for the respective Pledgor, and (ii) in connection with such respective change or changes, it shall have taken all action reasonably requested by the Pledgee to maintain the security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter notify the Pledgee of such organizational identification number and shall take all actions reasonably satisfactory to the Pledgee to the extent necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby fully perfected and in full force and effect.
          18. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. Prior to the Termination Date, the obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof (except to the extent that any such modification expressly and directly relates to such Pledgor’s obligations under this Agreement); (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.
          19. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interest created hereby shall automatically terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of such Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2).
          (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party in accordance with the Credit Agreement) or any other transaction expressly permitted by the Credit Agreement requires a release of the relevant Collateral (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or other disposition permitted by Section 10.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereto, such sub-agent) and has not theretofore been released pursuant to this Agreement.

          (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 19(a) or (b) hereof.
          (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 19.
          20. NOTICES, ETC. All notices and communications hereunder shall be in writing and sent or delivered by mail, telecopy or overnight courier service and all such notices and communications shall, when mailed, telecopied or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier or sent by telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All such notices and other communications shall be in writing and addressed as follows:
(a)	if to any Pledgor, at:

c/o Town Sports International, LLC 5 Penn Plaza 4th Floor New York, New York 10001 Attention: Dan Gallagher Telephone No.: (212) 246-6700 Telecopier No.: (212) 246-8422

(b)	if to the Pledgee, at:

60 Wall Street New York, New York 10005 Attention: Carin Keegan Telephone No.: (212) 250-6083 Telecopier No.: (212) 797-5690
          (c) if to any Lender Creditor, at such address as such Lender Creditor shall have specified in the Credit Agreement;
          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Borrower and the Pledgee;
or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.
          21. WAIVER; AMENDMENT. Except as provided in Sections 29 and 31 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in Section 10.2 of the Security Agreement.
          22. MISCELLANEOUS. This Agreement shall and shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and assigns, provided that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors). All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.
          23. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
          24. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 20 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR,

TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.
          (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
          25. PLEDGOR’S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.
          26. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.
          27. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          28. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.
          29. ADDITIONAL PLEDGORS. It is understood and agreed that any Wholly-Owned Domestic Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement or any other Credit Document shall become a Pledgor hereunder by (x) executing a counterpart hereof or a Joinder Agreement and delivering the same to the Pledgee, (y) delivering supplements to Annexes A through G hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.
          30. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.
          31. RELEASE OF PLEDGORS. If at any time all of the Equity Interests of any Pledgor owned by the Borrower or any of its Subsidiaries are sold to a Person other than a Credit Party in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to it. At any time that the Borrower desires that a Pledgor be released from this Agreement as provided in this Section 31, the Borrower shall deliver to the Pledgee a certificate signed by a principal executive officer of the Borrower stating that the release of such Pledgor is permitted pursuant to this Section 31. If requested by Pledgee (although the Pledgee shall have no obligation to make any such request), the Borrower shall furnish legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 31.
*   *   *   *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

TOWN SPORTS INTERNATIONAL, LLC,
as a Pledgor

By:	/s/ Daniel G. Gallagher Name: Daniel G. Gallagher
Title: Chief Financial Officer

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.,
as a Pledgor

By:	/s/ Daniel G. Gallagher

Name: Daniel G. Gallagher
Title: Chief Financial Officer
Signature page to Town Sports Pledge Agreement — 2011

TSI 217 BROADWAY, LLC
TSI ALEXANDRIA, LLC
TSI ALEXANDRIA WEST, LLC
TSI ALLSTON, LLC
TSI ANDOVER, LLC
TSI ARDMORE, LLC
TSI ARTHRO-FITNESS SERVICES, LLC
TSI ASTORIA, LLC
TSI BATTERY PARK, LLC
TSI BAY RIDGE 86TH STREET, LLC
TSI BAYONNE, LLC
TSI BAYRIDGE, LLC
TSI BENSONHURST, LLC
TSI BETHESDA, LLC
TSI BOYLSTON, LLC
TSI BROADWAY, LLC
TSI BROOKLYN BELT, LLC
TSI BRUNSWICK, LLC
TSI BULFINCH, LLC
TSI BUTLER, LLC
TSI CARMEL, LLC
TSI CASH MANAGEMENT, LLC
TSI CENTRAL SQUARE, LLC
TSI CHERRY HILL, LLC
TSI CHEVY CHASE, LLC
TSI CLARENDON, LLC
TSI CLIFTON, LLC
TSI COBBLE HILL, LLC
TSI COLONIA, LLC
TSI COLUMBIA HEIGHTS, LLC
TSI COMMACK, LLC
TSI CONNECTICUT AVENUE, LLC
TSI COURT STREET, LLC
TSI CROTON, LLC
TSI DANBURY, LLC
TSI DEDHAM, LLC
TSI DEER PARK, LLC,
each as a Pledgor

By:	/s/ Daniel G. Gallagher Name: Daniel G. Gallagher
Title: Senior Vice President — Chief
Financial Officer
Signature page to Town Sports Pledge Agreement — 2011

TSI DOBBS FERRY, LLC
TSI DAVIS SQUARE, LLC
TSI DOWNTOWN CROSSING, LLC
TSI DUPONT CIRCLE, INC.
TSI DUPONT II, INC.
TSI EAST 23, LLC
TSI EAST 31, LLC
TSI EAST 34, LLC
TSI EAST 36, LLC
TSI EAST 41, LLC
TSI EAST 48, LLC
TSI EAST 51, LLC
TSI EAST 59, LLC
TSI EAST 76, LLC
TSI EAST 86, LLC
TSI EAST 91, LLC
TSI EAST BRUNSWICK, LLC
TSI EAST MEADOW, LLC
TSI ENGLEWOOD, LLC
TSI F STREET, LLC
TSI FAIRFAX, LLC
TSI FENWAY, LLC
TSI FIRST AVENUE, LLC
TSI FOREST HILLS, LLC
TSI FORT LEE, LLC
TSI FRAMINGHAM, LLC
TSI FRANKLIN (MA), LLC
TSI FRANKLIN PARK, LLC
TSI FREEHOLD, LLC
TSI GALLERY PLACE, LLC
TSI GARDEN CITY, LLC
TSI GARNERVILLE, LLC
TSI GEORGETOWN, LLC
TSI GERMANTOWN, LLC
TSI GLENDALE, LLC
TSI GLOVER, LLC
TSI GRAND CENTRAL, LLC
TSI GREAT NECK, LLC
TSI GREENWICH, LLC
TSI HARTSDALE, LLC,
each as a Pledgor

By:	/s/ Daniel G. Gallagher Name: Daniel G. Gallagher
Title: Senior Vice President — Chief
Financial Officer
Signature page to Town Sports Pledge Agreement — 2011

TSI HAWTHORNE, LLC
TSI HERALD, LLC
TSI HICKSVILLE, LLC
TSI HIGHPOINT, LLC
TSI HOBOKEN, LLC
TSI HOBOKEN NORTH, LLC
TSI HOLDINGS (CIP), LLC
TSI HOLDINGS (DC), LLC
TSI HOLDINGS (MA), LLC
TSI HOLDINGS (MD), LLC
TSI HOLDINGS (NJ), LLC
TSI HOLDINGS (PA), LLC
TSI HOLDINGS (VA), LLC
TSI HUNTINGTON, LLC
TSI INTERNATIONAL, INC.
TSI IRVING PLACE, LLC
TSI JAMAICA ESTATES, LLC
TSI JERSEY CITY, LLC
TSI K STREET, LLC
TSI LARCHMONT, LLC
TSI LEXINGTON (MA), LLC
TSI LINCOLN, LLC
TSI LIVINGSTON, LLC
TSI LONG BEACH, LLC
TSI LYNNFIELD, LLC
TSI M STREET, LLC
TSI MAHWAH, LLC
TSI MAMARONECK, LLC
TSI MARKET STREET, LLC TSI MARLBORO, LLC
TSI MATAWAN, LLC
TSI MERCER STREET, LLC
TSI MIDWOOD, LLC
TSI MONTCLAIR, LLC
TSI MORRIS PARK, LLC
TSI MURRAY HILL, LLC
TSI NANUET, LLC
TSI NATICK, LLC
TSI NEW ROCHELLE, LLC,
each as a Pledgor

By:	/s/ Daniel G. Gallagher Name: Daniel G. Gallagher
Title: Senior Vice President — Chief
Financial Officer
Signature page to Town Sports Pledge Agreement — 2011

TSI NEWARK, LLC
TSI NEWBURY STREET, LLC
TSI NEWTON, LLC
TSI NO SWEAT, LLC
TSI NORTH BETHESDA, LLC
TSI NORWALK, LLC
TSI OCEANSIDE, LLC
TSI OLD BRIDGE, LLC
TSI PARSIPPANY, LLC
TSI PLAINSBORO, LLC
TSI PORT JEFFERSON, LLC
TSI PRINCETON, LLC
TSI PRINCETON NORTH, LLC
TSI PROVIDENCE DOWNTOWN, LLC
TSI PROVIDENCE EASTSIDE, LLC
TSI RADNOR, LLC
TSI RAMSEY, LLC
TSI READE STREET, LLC
TSI REGO PARK, LLC
TSI RIDGEWOOD, LLC
TSI RODIN PLACE, LLC
TSI SCARSDALE, LLC
TSI SEAPORT, LLC
TSI SHERIDAN, LLC
TSI SILVER SPRING, LLC
TSI SMITHTOWN, LLC
TSI SOCIETY HILL, LLC
TSI SOHO, LLC
TSI SOMERS, LLC
TSI SOMERSET, LLC
TSI SOUTH BETHESDA, LLC
TSI SOUTH END, LLC
TSI SOUTH PARK SLOPE, LLC
TSI SOUTH STATION, LLC
TSI SPRINGFIELD, LLC
TSI STAMFORD DOWNTOWN, LLC
TSI STAMFORD POST, LLC
TSI STAMFORD RINKS, LLC
TSI STATEN ISLAND, LLC,
each as a Pledgor

By:	/s/ Daniel G. Gallagher Name: Daniel G. Gallagher
Title: Senior Vice President — Chief
Financial Officer
Signature page to Town Sports Pledge Agreement — 2011

TSI STERLING, LLC
TSI SUNNYSIDE, LLC
TSI SYOSSET, LLC
TSI UNIVERSITY MANAGEMENT, LLC
TSI VARICK STREET, LLC
TSI WALL STREET, LLC
TSI WALTHAM, LLC
TSI WASHINGTON, INC.
TSI WATER STREET, LLC
TSI WATERTOWN, LLC
TSI WAYLAND, LLC
TSI WELLESLEY, LLC
TSI WELLINGTON CIRCLE, LLC
TSI WEST 14, LLC
TSI WEST 16, LLC
TSI WEST 23, LLC
TSI WEST 38, LLC
TSI WEST 41, LLC
TSI WEST 44, LLC
TSI WEST 48, LLC
TSI WEST 52, LLC
TSI WEST 73, LLC
TSI WEST 76, LLC
TSI WEST 80, LLC
TSI WEST 94, LLC
TSI WEST 115TH STREET, LLC
TSI WEST 125, LLC
TSI WEST 145TH STREET, LLC
TSI WEST CALDWELL, LLC
TSI WEST HARTFORD, LLC
TSI WEST NEWTON, LLC
TSI WEST NYACK, LLC
TSI WEST SPRINGFIELD, LLC
TSI WESTBOROUGH, LLC
TSI WESTPORT, LLC
TSI WESTWOOD, LLC
TSI WEYMOUTH, LLC,
each as a Pledgor

By:	/s/ Daniel G. Gallagher Name: Daniel G. Gallagher
Title: Senior Vice President — Chief
Financial Officer
Signature page to Town Sports Pledge Agreement — 2011

TSI WHITE PLAINS, LLC
TSI WHITE PLAINS CITY CENTER, LLC
TSI WHITESTONE, LLC
TSI WOBURN, LLC
TSI WOODMERE, LLC,
each as a Pledgor

By:	/s/ Daniel G. Gallagher Name: Daniel G. Gallagher
Title: Senior Vice President — Chief
Financial Officer
Signature page to Town Sports Pledge Agreement — 2011

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:	/s/ Carin Keegan Name: Carin Keegan
Title: Director

By:	/s/ Enrique Landaeta Name: Enrique Landaeta
Title: Vice President
Signature page to Town Sports Pledge Agreement — 2011

ANNEX A
to
PLEDGE AGREEMENT
SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
(AND WHETHER A REGISTERED ORGANIZATION AND/OR
A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION
AND ORGANIZATIONAL IDENTIFICATION NUMBERS

				Pledgor’s
				Organization
		Registered		Identification
	Type of Organization	Organization		Number	Transmitting
	(or, if the Pledgor is an	?	Jurisdiction of	(or, if none, so	Utility?
Exact Legal Name of Each Pledgor	Individual, so indicate)	(Yes/No)	Organization	indicate)	(Yes/No)
Town Sports International Holdings, Inc.	Corporation	Yes	Delaware	3754592	No
Town Sports International, LLC	Limited Liability Company	Yes	New York	None	No
TSI 217 Broadway, LLC	Limited Liability Company	Yes	Delaware	4268991	No
TSI Alexandria, LLC	Limited Liability Company	Yes	Delaware	2901743	No
TSI Alexandria West, LLC	Limited Liability Company	Yes	Delaware	4330291	No
TSI Allston, LLC	Limited Liability Company	Yes	Delaware	3899539	No
TSI Andover, LLC	Limited Liability Company	Yes	Delaware	4269134	No
TSI Ardmore, LLC	Limited Liability Company	Yes	Delaware	3387908	No
TSI Arthro-Fitness Services, LLC	Limited Liability Company	Yes	Delaware	4268994	No
TSI Astoria, LLC	Limited Liability Company	Yes	Delaware	4268995	No
TSI Battery Park, LLC	Limited Liability Company	Yes	Delaware	4268998	No
TSI Bay Ridge 86th Street, LLC	Limited Liability Company	Yes	Delaware	4269108	No
TSI Bayonne, LLC	Limited Liability Company	Yes	Delaware	4536496	No
TSI Bayridge, LLC	Limited Liability Company	Yes	Delaware	4269001	No
TSI Bensonhurst, LLC	Limited Liability Company	Yes	Delaware	4416091	No
TSI Bethesda, LLC	Limited Liability Company	Yes	Delaware	3018449	No
TSI Boylston, LLC	Limited Liability Company	Yes	Delaware	4269330	No
TSI Broadway, LLC	Limited Liability Company	Yes	Delaware	4269002	No
TSI Brooklyn Belt, LLC	Limited Liability Company	Yes	Delaware	4269004	No
TSI Brunswick, LLC	Limited Liability Company	Yes	Delaware	4282150	No
TSI Bulfinch, LLC	Limited Liability Company	Yes	Delaware	3899536	No
TSI Butler, LLC	Limited Liability Company	Yes	Delaware	4239615	No
TSI Carmel, LLC	Limited Liability Company	Yes	Delaware	4269111	No
TSI Cash Management, LLC	Limited Liability Company	Yes	Delaware	4269009	No
TSI Central Square, LLC	Limited Liability Company	Yes	Delaware	3899543	No
TSI Cherry Hill, LLC	Limited Liability Company	Yes	Delaware	3040637	No
TSI Chevy Chase, LLC	Limited Liability Company	Yes	Delaware	4269632	No
TSI Clarendon, LLC	Limited Liability Company	Yes	Delaware	3317876	No
TSI Clifton, LLC	Limited Liability Company	Yes	Delaware	4195613	No

ANNEX A

				Pledgor’s
				Organization
		Registered		Identification
	Type of Organization	Organization		Number	Transmitting
	(or, if the Pledgor is an	?	Jurisdiction of	(or, if none, so	Utility?
Exact Legal Name of Each Pledgor	Individual, so indicate)	(Yes/No)	Organization	indicate)	(Yes/No)
TSI Cobble Hill, LLC	Limited Liability Company	Yes	Delaware	4269013	No
TSI Colonia, LLC	Limited Liability Company	Yes	Delaware	2928572	No
TSI Columbia Heights, LLC	Limited Liability Company	Yes	Delaware	4269691	No
TSI Commack, LLC	Limited Liability Company	Yes	Delaware	4269015	No
TSI Connecticut Avenue, LLC	Limited Liability Company	Yes	Delaware	4269736	No
TSI Court Street, LLC	Limited Liability Company	Yes	Delaware	4269017	No
TSI Croton, LLC	Limited Liability Company	Yes	Delaware	4269019	No
TSI Danbury, LLC	Limited Liability Company	Yes	Delaware	4269758	No
TSI Davis Square, LLC	Limited Liability Company	Yes	Delaware	4160261	No
TSI Dedham, LLC	Limited Liability Company	Yes	Delaware	4510871	No
TSI Deer Park, LLC	Limited Liability Company	Yes	Delaware	4364946	No
TSI Dobbs Ferry, LLC	Limited Liability Company	Yes	Delaware	4269114	No
TSI Downtown Crossing, LLC	Limited Liability Company	Yes	Delaware	4269741	No
TSI Dupont Circle, Inc.	Corporation	Yes	Delaware	2220114	No
TSI Dupont II, Inc.	Corporation	Yes	Delaware	2439444	No
TSI East 23, LLC	Limited Liability Company	Yes	Delaware	4269027	No
TSI East 31, LLC	Limited Liability Company	Yes	Delaware	4269030	No
TSI East 34, LLC	Limited Liability Company	Yes	Delaware	4269032	No
TSI East 36, LLC	Limited Liability Company	Yes	Delaware	4269035	No
TSI East 41, LLC	Limited Liability Company	Yes	Delaware	4269039	No
TSI East 48, LLC	Limited Liability Company	Yes	Delaware	4269115	No
TSI East 51, LLC	Limited Liability Company	Yes	Delaware	4269041	No
TSI East 59, LLC	Limited Liability Company	Yes	Delaware	4269047	No
TSI East 76, LLC	Limited Liability Company	Yes	Delaware	4269049	No
TSI East 86, LLC	Limited Liability Company	Yes	Delaware	4269119	No
TSI East 91, LLC	Limited Liability Company	Yes	Delaware	4269051	No
TSI East Brunswick, LLC	Limited Liability Company	Yes	Delaware	4343405	No
TSI East Meadow, LLC	Limited Liability Company	Yes	Delaware	4269024	No
TSI Englewood, LLC	Limited Liability Company	Yes	Delaware	4099792	No
TSI F Street, LLC	Limited Liability Company	Yes	Delaware	4269753	No
TSI Fairfax, LLC	Limited Liability Company	Yes	Delaware	2951887	No
TSI Fenway, LLC	Limited Liability Company	Yes	Delaware	3899546	No
TSI First Avenue, LLC	Limited Liability Company	Yes	Delaware	4269053	No
TSI Forest Hills, LLC	Limited Liability Company	Yes	Delaware	4269055	No
TSI Fort Lee, LLC	Limited Liability Company	Yes	Delaware	2900457	No

ANNEX A

				Pledgor’s
				Organization
		Registered		Identification
	Type of Organization	Organization		Number	Transmitting
	(or, if the Pledgor is an	?	Jurisdiction of	(or, if none, so	Utility?
Exact Legal Name of Each Pledgor	Individual, so indicate)	(Yes/No)	Organization	indicate)	(Yes/No)
TSI Framingham, LLC	Limited Liability Company	Yes	Delaware	4269136	No
TSI Franklin (MA), LLC	Limited Liability Company	Yes	Delaware	4269138	No
TSI Franklin Park, LLC	Limited Liability Company	Yes	Delaware	2928574	No
TSI Freehold, LLC	Limited Liability Company	Yes	Delaware	3057259	No
TSI Gallery Place, LLC	Limited Liability Company	Yes	Delaware	4269770	No
TSI Garden City, LLC	Limited Liability Company	Yes	Delaware	4269057	No
TSI Garnerville, LLC	Limited Liability Company	Yes	Delaware	4376082	No
TSI Georgetown, LLC	Limited Liability Company	Yes	Delaware	4269763	No
TSI Germantown, LLC	Limited Liability Company	Yes	Delaware	2916539	No
TSI Glendale, LLC	Limited Liability Company	Yes	Delaware	4269128	No
TSI Glover, LLC	Limited Liability Company	Yes	Delaware	4269240	No
TSI Grand Central, LLC	Limited Liability Company	Yes	Delaware	4269060	No
TSI Great Neck, LLC	Limited Liability Company	Yes	Delaware	4269061	No
TSI Greenwich, LLC	Limited Liability Company	Yes	Delaware	4269761	No
TSI Hartsdale, LLC	Limited Liability Company	Yes	Delaware	4269062	No
TSI Hawthorne, LLC	Limited Liability Company	Yes	Delaware	4269066	No
TSI Herald, LLC	Limited Liability Company	Yes	Delaware	4269068	No
TSI Hicksville, LLC	Limited Liability Company	Yes	Delaware	4257117	No
TSI Highpoint, LLC	Limited Liability Company	Yes	Delaware	3140945	No
TSI Hoboken, LLC	Limited Liability Company	Yes	Delaware	3057253	No
TSI Hoboken North, LLC	Limited Liability Company	Yes	Delaware	3773429	No
TSI Holdings (CIP), LLC	Limited Liability Company	Yes	Delaware	4269773	No
TSI Holdings (DC), LLC	Limited Liability Company	Yes	Delaware	4268598	No
TSI Holdings (MA), LLC	Limited Liability Company	Yes	Delaware	4268036	No
TSI Holdings (MD), LLC	Limited Liability Company	Yes	Delaware	4268623	No
TSI Holdings (NJ), LLC	Limited Liability Company	Yes	Delaware	3744923	No
TSI Holdings (PA), LLC	Limited Liability Company	Yes	Delaware	4268627	No
TSI Holdings (VA), LLC	Limited Liability Company	Yes	Delaware	4268618	No
TSI Huntington, LLC	Limited Liability Company	Yes	Delaware	4268974	No
TSI International, Inc.	Corporation	Yes	Delaware	2141083	No
TSI Irving Place, LLC	Limited Liability Company	Yes	Delaware	4268978	No
TSI Jamaica Estates, LLC	Limited Liability Company	Yes	Delaware	4402223	No
TSI Jersey City, LLC	Limited Liability Company	Yes	Delaware	3525625	No
TSI K Street, LLC	Limited Liability Company	Yes	Delaware	4269781	No
TSI Larchmont, LLC	Limited Liability Company	Yes	Delaware	4268983	No

ANNEX A

				Pledgor’s
				Organization
		Registered		Identification
	Type of Organization	Organization		Number	Transmitting
	(or, if the Pledgor is an	?	Jurisdiction of	(or, if none, so	Utility?
Exact Legal Name of Each Pledgor	Individual, so indicate)	(Yes/No)	Organization	indicate)	(Yes/No)
TSI Lexington (MA), LLC	Limited Liability Company	Yes	Delaware	4269142	No
TSI Lincoln, LLC	Limited Liability Company	Yes	Delaware	4268985	No
TSI Livingston, LLC	Limited Liability Company	Yes	Delaware	3305800	No
TSI Long Beach, LLC	Limited Liability Company	Yes	Delaware	4268987	No
TSI Lynnfield, LLC	Limited Liability Company	Yes	Delaware	4269143	No
TSI M Street, LLC	Limited Liability Company	Yes	Delaware	4269776	No
TSI Mahwah, LLC	Limited Liability Company	Yes	Delaware	2905457	No
TSI Mamaroneck, LLC	Limited Liability Company	Yes	Delaware	4268989	No
TSI Market Street, LLC	Limited Liability Company	Yes	Delaware	3123380	No
TSI Marlboro, LLC	Limited Liability Company	Yes	Delaware	3057264	No
TSI Matawan, LLC	Limited Liability Company	Yes	Delaware	3057208	No
TSI Mercer Street, LLC	Limited Liability Company	Yes	Delaware	4268990	No
TSI Midwood, LLC	Limited Liability Company	Yes	Delaware	4268993	No
TSI Montclair, LLC	Limited Liability Company	Yes	Delaware	3235308	No
TSI Morris Park, LLC	Limited Liability Company	Yes	Delaware	4269130	No
TSI Murray Hill, LLC	Limited Liability Company	Yes	Delaware	4269000	No
TSI Nanuet, LLC	Limited Liability Company	Yes	Delaware	4269005	No
TSI Natick, LLC	Limited Liability Company	Yes	Delaware	4269786	No
TSI New Rochelle, LLC	Limited Liability Company	Yes	Delaware	4290057	No
TSI Newark, LLC	Limited Liability Company	Yes	Delaware	3548397	No
TSI Newbury Street, LLC	Limited Liability Company	Yes	Delaware	4269793	No
TSI Newton, LLC	Limited Liability Company	Yes	Delaware	4188428	No
TSI No Sweat, LLC	Limited Liability Company	Yes	Delaware	4071998	No
TSI North Bethesda, LLC	Limited Liability Company	Yes	Delaware	3018427	No
TSI Norwalk, LLC	Limited Liability Company	Yes	Delaware	4269791	No
TSI Oceanside, LLC	Limited Liability Company	Yes	Delaware	4269012	No
TSI Old Bridge, LLC	Limited Liability Company	Yes	Delaware	3057213	No
TSI Parsippany, LLC	Limited Liability Company	Yes	Delaware	2928568	No
TSI Plainsboro, LLC	Limited Liability Company	Yes	Delaware	2928573	No
TSI Port Jefferson, LLC	Limited Liability Company	Yes	Delaware	4269018	No
TSI Princeton, LLC	Limited Liability Company	Yes	Delaware	2750867	No
TSI Princeton North, LLC	Limited Liability Company	Yes	Delaware	3946066	No
TSI Providence Downtown, LLC	Limited Liability Company	Yes	Delaware	4411647	No
TSI Providence Eastside, LLC	Limited Liability Company	Yes	Delaware	4411648	No
TSI Radnor, LLC	Limited Liability Company	Yes	Delaware	4034032	No

ANNEX A

				Pledgor’s
				Organization
		Registered		Identification
	Type of Organization	Organization		Number	Transmitting
	(or, if the Pledgor is an	?	Jurisdiction of	(or, if none, so	Utility?
Exact Legal Name of Each Pledgor	Individual, so indicate)	(Yes/No)	Organization	indicate)	(Yes/No)
TSI Ramsey, LLC	Limited Liability Company	Yes	Delaware	3138497	No
TSI Reade Street, LLC	Limited Liability Company	Yes	Delaware	4269021	No
TSI Rego Park, LLC	Limited Liability Company	Yes	Delaware	4269031	No
TSI Ridgewood, LLC	Limited Liability Company	Yes	Delaware	3386883	No
TSI Rodin Place, LLC	Limited Liability Company	Yes	Delaware	3026591	No
TSI Scarsdale, LLC	Limited Liability Company	Yes	Delaware	4269037	No
TSI Seaport, LLC	Limited Liability Company	Yes	Delaware	4269040	No
TSI Sheridan, LLC	Limited Liability Company	Yes	Delaware	4269043	No
TSI Silver Spring, LLC	Limited Liability Company	Yes	Delaware	3296686	No
TSI Smithtown, LLC	Limited Liability Company	Yes	Delaware	4269048	No
TSI Society Hill, LLC	Limited Liability Company	Yes	Delaware	3026597	No
TSI Soho, LLC	Limited Liability Company	Yes	Delaware	4269052	No
TSI Somers, LLC	Limited Liability Company	Yes	Delaware	4269058	No
TSI Somerset, LLC	Limited Liability Company	Yes	Delaware	2928575	No
TSI South Bethesda, LLC	Limited Liability Company	Yes	Delaware	3854033	No
TSI South End, LLC	Limited Liability Company	Yes	Delaware	4269795	No
TSI South Park Slope, LLC	Limited Liability Company	Yes	Delaware	4269064	No
TSI South Station, LLC	Limited Liability Company	Yes	Delaware	4269797	No
TSI Springfield, LLC	Limited Liability Company	Yes	Delaware	2928570	No
TSI Stamford Downtown, LLC	Limited Liability Company	Yes	Delaware	4269799	No
TSI Stamford Post, LLC	Limited Liability Company	Yes	Delaware	4269803	No
TSI Stamford Rinks, LLC	Limited Liability Company	Yes	Delaware	4269807	No
TSI Staten Island, LLC	Limited Liability Company	Yes	Delaware	4269070	No
TSI Sterling, LLC	Limited Liability Company	Yes	Delaware	2978316	No
TSI Sunnyside, LLC	Limited Liability Company	Yes	Delaware	4324681	No
TSI Syosset, LLC	Limited Liability Company	Yes	Delaware	4269074	No
TSI University Management, LLC	Limited Liability Company	Yes	Delaware	4269811	No
TSI Varick Street, LLC	Limited Liability Company	Yes	Delaware	4269076	No
TSI Wall Street, LLC	Limited Liability Company	Yes	Delaware	4269078	No
TSI Waltham, LLC	Limited Liability Company	Yes	Delaware	3584187	No
TSI Washington, Inc.	Corporation	Yes	Delaware	2195425	No
TSI Water Street, LLC	Limited Liability Company	Yes	Delaware	4269087	No
TSI Watertown, LLC	Limited Liability Company	Yes	Delaware	4269336	No
TSI Wayland, LLC	Limited Liability Company	Yes	Delaware	4554568	No
TSI Wellesley, LLC	Limited Liability Company	Yes	Delaware	4269148	No

ANNEX A

				Pledgor’s
				Organization
		Registered		Identification
	Type of Organization	Organization		Number	Transmitting
	(or, if the Pledgor is an	?	Jurisdiction of	(or, if none, so	Utility?
Exact Legal Name of Each Pledgor	Individual, so indicate)	(Yes/No)	Organization	indicate)	(Yes/No)
TSI Wellington Circle, LLC	Limited Liability Company	Yes	Delaware	4160262	No
TSI West 14, LLC	Limited Liability Company	Yes	Delaware	4269093	No
TSI West 16, LLC	Limited Liability Company	Yes	Delaware	4269096	No
TSI West 23, LLC	Limited Liability Company	Yes	Delaware	4269098	No
TSI West 38, LLC	Limited Liability Company	Yes	Delaware	4269038	No
TSI West 41, LLC	Limited Liability Company	Yes	Delaware	4269045	No
TSI West 44, LLC	Limited Liability Company	Yes	Delaware	4269054	No
TSI West 48, LLC	Limited Liability Company	Yes	Delaware	4269067	No
TSI West 52, LLC	Limited Liability Company	Yes	Delaware	4269073	No
TSI West 73, LLC	Limited Liability Company	Yes	Delaware	4269077	No
TSI West 76, LLC	Limited Liability Company	Yes	Delaware	4269080	No
TSI West 80, LLC	Limited Liability Company	Yes	Delaware	4269085	No
TSI West 94, LLC	Limited Liability Company	Yes	Delaware	4269086	No
TSI West 115th Street, LLC	Limited Liability Company	Yes	Delaware	4269131	No
TSI West 125, LLC	Limited Liability Company	Yes	Delaware	4269090	No
TSI West 145th Street, LLC	Limited Liability Company	Yes	Delaware	4239620	No
TSI West Caldwell, LLC	Limited Liability Company	Yes	Delaware	2928566	No
TSI West Hartford, LLC	Limited Liability Company	Yes	Delaware	4411640	No
TSI West Newton, LLC	Limited Liability Company	Yes	Delaware	4269593	No
TSI West Nyack, LLC	Limited Liability Company	Yes	Delaware	4269089	No
TSI West Springfield, LLC	Limited Liability Company	Yes	Delaware	3131927	No
TSI Westborough, LLC	Limited Liability Company	Yes	Delaware	4311117	No
TSI Westport, LLC	Limited Liability Company	Yes	Delaware	4269809	No
TSI Westwood, LLC	Limited Liability Company	Yes	Delaware	3478988	No
TSI Weymouth, LLC	Limited Liability Company	Yes	Delaware	4269814	No
TSI White Plains City Center, LLC	Limited Liability Company	Yes	Delaware	4269095	No
TSI White Plains, LLC	Limited Liability Company	Yes	Delaware	4269100	No
TSI Whitestone, LLC	Limited Liability Company	Yes	Delaware	4269102	No
TSI Woburn, LLC	Limited Liability Company	Yes	Delaware	4411649	No
TSI Woodmere, LLC	Limited Liability Company	Yes	Delaware	4269106	No

ANNEX B
to
PLEDGE AGREEMENT
SCHEDULE OF SUBSIDIARIES

Jurisdiction of
Entity	Ownership	Organization
Town Sports International, LLC	Town Sports International Holdings, Inc.	New York
TSI 217 Broadway, LLC	Town Sports International, LLC	Delaware
TSI Alexandria West, LLC	Town Sports International, LLC	Delaware
TSI Allston, LLC	Town Sports International, LLC	Delaware
TSI Arthro-Fitness Services, LLC	Town Sports International, LLC	Delaware
TSI Astoria, LLC	Town Sports International, LLC	Delaware
TSI Battery Park, LLC	Town Sports International, LLC	Delaware
TSI Bay Ridge 86th Street, LLC	Town Sports International, LLC	Delaware
TSI Bayridge, LLC	Town Sports International, LLC	Delaware
TSI Bensonhurst, LLC	Town Sports International, LLC	Delaware
TSI Boylston, LLC	Town Sports International, LLC	Delaware
TSI Broadway, LLC	Town Sports International, LLC	Delaware
TSI Brooklyn Belt, LLC	Town Sports International, LLC	Delaware
TSI Brunswick, LLC	Town Sports International, LLC	Delaware
TSI Bulfinch, LLC	Town Sports International, LLC	Delaware
TSI Carmel, LLC	Town Sports International, LLC	Delaware
TSI Cash Management, LLC	Town Sports International, LLC	Delaware
TSI Central Square, LLC	Town Sports International, LLC	Delaware
TSI Cobble Hill, LLC	Town Sports International, LLC	Delaware
TSI Commack, LLC	Town Sports International, LLC	Delaware
TSI Court Street, LLC	Town Sports International, LLC	Delaware
TSI Croton, LLC	Town Sports International, LLC	Delaware
TSI Danbury, LLC	Town Sports International, LLC	Delaware
TSI Deer Park, LLC	Town Sports International, LLC	Delaware
TSI Dobbs Ferry, LLC	Town Sports International, LLC	Delaware
TSI Downtown Crossing, LLC	Town Sports International, LLC	Delaware
TSI East 23, LLC	Town Sports International, LLC	Delaware
TSI East 31, LLC	Town Sports International, LLC	Delaware
TSI East 34, LLC	Town Sports International, LLC	Delaware
TSI East 36, LLC	Town Sports International, LLC	Delaware
TSI East 41, LLC	Town Sports International, LLC	Delaware
TSI East 48, LLC	Town Sports International, LLC	Delaware
TSI East 51, LLC	Town Sports International, LLC	Delaware

ANNEX B

Jurisdiction of
Entity	Ownership	Organization
TSI East 59, LLC	Town Sports International, LLC	Delaware
TSI East 76, LLC	Town Sports International, LLC	Delaware
TSI East 86, LLC	Town Sports International, LLC	Delaware
TSI East 91, LLC	Town Sports International, LLC	Delaware
TSI East Brunswick, LLC	Town Sports International, LLC	Delaware
TSI East Meadow, LLC	Town Sports International, LLC	Delaware
TSI Fenway, LLC	Town Sports International, LLC	Delaware
TSI First Avenue, LLC	Town Sports International, LLC	Delaware
TSI Forest Hills, LLC	Town Sports International, LLC	Delaware
TSI Garden City, LLC	Town Sports International, LLC	Delaware
TSI Garnerville, LLC	Town Sports International, LLC	Delaware
TSI Glendale, LLC	Town Sports International, LLC	Delaware
TSI Grand Central, LLC	Town Sports International, LLC	Delaware
TSI Great Neck, LLC	Town Sports International, LLC	Delaware
TSI Greenwich, LLC	Town Sports International, LLC	Delaware
TSI Hartsdale, LLC	Town Sports International, LLC	Delaware
TSI Hawthorne, LLC	Town Sports International, LLC	Delaware
TSI Herald, LLC	Town Sports International, LLC	Delaware
TSI Hicksville, LLC	Town Sports International, LLC	Delaware
TSI Holdings (CIP), LLC	Town Sports International, LLC	Delaware
TSI Holdings (DC), LLC	Town Sports International, LLC	Delaware
TSI Holdings (MA), LLC	Town Sports International, LLC	Delaware
TSI Holdings (MD), LLC	Town Sports International, LLC	Delaware
TSI Holdings (NJ), LLC	Town Sports International, LLC	Delaware
TSI Holdings (PA), LLC	Town Sports International, LLC	Delaware
TSI Holdings (VA), LLC	Town Sports International, LLC	Delaware
TSI Huntington, LLC	Town Sports International, LLC	Delaware
TSI Insurance, Inc.	Town Sports International, LLC	New York
TSI International, Inc.	Town Sports International, LLC	Delaware
TSI Irving Place, LLC	Town Sports International, LLC	Delaware
TSI Jamaica Estates, LLC	Town Sports International, LLC	Delaware
TSI Larchmont, LLC	Town Sports International, LLC	Delaware
TSI Lincoln, LLC	Town Sports International, LLC	Delaware
TSI Long Beach, LLC	Town Sports International, LLC	Delaware
TSI Mamaroneck, LLC	Town Sports International, LLC	Delaware
TSI Mercer Street, LLC	Town Sports International, LLC	Delaware

ANNEX B

Jurisdiction of
Entity	Ownership	Organization
TSI Midwood, LLC	Town Sports International, LLC	Delaware
TSI Morris Park, LLC	Town Sports International, LLC	Delaware
TSI Murray Hill, LLC	Town Sports International, LLC	Delaware
TSI Nanuet, LLC	Town Sports International, LLC	Delaware
TSI Natick, LLC	Town Sports International, LLC	Delaware
TSI New Rochelle, LLC	Town Sports International, LLC	Delaware
TSI Newbury Street, LLC	Town Sports International, LLC	Delaware
TSI Norwalk, LLC	Town Sports International, LLC	Delaware
TSI Oceanside, LLC	Town Sports International, LLC	Delaware
TSI Port Jefferson, LLC	Town Sports International, LLC	Delaware
TSI Providence Downtown, LLC	Town Sports International, LLC	Delaware
TSI Providence Eastside, LLC	Town Sports International, LLC	Delaware
TSI Reade Street, LLC	Town Sports International, LLC	Delaware
TSI Rego Park, LLC	Town Sports International, LLC	Delaware
TSI Scarsdale, LLC	Town Sports International, LLC	Delaware
TSI Seaport, LLC	Town Sports International, LLC	Delaware
TSI Sheridan, LLC	Town Sports International, LLC	Delaware
TSI Smithtown, LLC	Town Sports International, LLC	Delaware
TSI Soho, LLC	Town Sports International, LLC	Delaware
TSI Somers, LLC	Town Sports International, LLC	Delaware
TSI South Park Slope, LLC	Town Sports International, LLC	Delaware
TSI Stamford Downtown, LLC	Town Sports International, LLC	Delaware
TSI Stamford Post, LLC	Town Sports International, LLC	Delaware
TSI Stamford Rinks, LLC	Town Sports International, LLC	Delaware
TSI Staten Island, LLC	Town Sports International, LLC	Delaware
TSI Sunnyside, LLC	Town Sports International, LLC	Delaware
TSI Syosset, LLC	Town Sports International, LLC	Delaware
TSI Varick Street, LLC	Town Sports International, LLC	Delaware
TSI Wall Street, LLC	Town Sports International, LLC	Delaware
TSI Water Street, LLC	Town Sports International, LLC	Delaware
TSI West 14, LLC	Town Sports International, LLC	Delaware
TSI West 16, LLC	Town Sports International, LLC	Delaware
TSI West 23, LLC	Town Sports International, LLC	Delaware
TSI West 38, LLC	Town Sports International, LLC	Delaware
TSI West 41, LLC	Town Sports International, LLC	Delaware
TSI West 44, LLC	Town Sports International, LLC	Delaware

ANNEX B

Jurisdiction of
Entity	Ownership	Organization
TSI West 48, LLC	Town Sports International, LLC	Delaware
TSI West 52, LLC	Town Sports International, LLC	Delaware
TSI West 73, LLC	Town Sports International, LLC	Delaware
TSI West 76, LLC	Town Sports International, LLC	Delaware
TSI West 80, LLC	Town Sports International, LLC	Delaware
TSI West 94, LLC	Town Sports International, LLC	Delaware
TSI West 115th Street, LLC	Town Sports International, LLC	Delaware
TSI West 125, LLC	Town Sports International, LLC	Delaware
TSI West 145th Street, LLC	Town Sports International, LLC	Delaware
TSI West Hartford, LLC	Town Sports International, LLC	Delaware
TSI West Newton, LLC	Town Sports International, LLC	Delaware
TSI West Nyack, LLC	Town Sports International, LLC	Delaware
TSI Westborough, LLC	Town Sports International, LLC	Delaware
TSI Westport, LLC	Town Sports International, LLC	Delaware
TSI Weymouth, LLC	Town Sports International, LLC	Delaware
TSI White Plains City Center, LLC	Town Sports International, LLC	Delaware
TSI White Plains, LLC	Town Sports International, LLC	Delaware
TSI Whitestone, LLC	Town Sports International, LLC	Delaware
TSI Woodmere, LLC	Town Sports International, LLC	Delaware
TSI Princeton, LLC	TSI Brunswick, LLC	Delaware
TSI Chevy Chase, LLC	TSI Holdings (DC), LLC	Delaware
TSI Columbia Heights, LLC	TSI Holdings (DC), LLC	Delaware
TSI Connecticut Avenue, LLC	TSI Holdings (DC), LLC	Delaware
TSI Dupont Circle, Inc.	TSI Holdings (DC), LLC	Delaware
TSI Dupont II, Inc.	TSI Holdings (DC), LLC	Delaware
TSI F Street, LLC	TSI Holdings (DC), LLC	Delaware
TSI Gallery Place, LLC	TSI Holdings (DC), LLC	Delaware
TSI Georgetown, LLC	TSI Holdings (DC), LLC	Delaware
TSI Glover, LLC	TSI Holdings (DC), LLC	Delaware
TSI K Street, LLC	TSI Holdings (DC), LLC	Delaware
TSI M Street, LLC	TSI Holdings (DC), LLC	Delaware
TSI University Management, LLC	TSI Holdings (DC), LLC	Delaware
TSI Washington, Inc.	TSI Holdings (DC), LLC	Delaware
TSI Andover, LLC	TSI Holdings (MA), LLC	Delaware
TSI Davis Square, LLC	TSI Holdings (MA), LLC	Delaware
TSI Dedham, LLC	TSI Holdings (MA), LLC	Delaware

ANNEX B

Jurisdiction of
Entity	Ownership	Organization
TSI Framingham, LLC	TSI Holdings (MA), LLC	Delaware
TSI Franklin (MA), LLC	TSI Holdings (MA), LLC	Delaware
TSI Lexington (MA), LLC	TSI Holdings (MA), LLC	Delaware
TSI Lynnfield, LLC	TSI Holdings (MA), LLC	Delaware
TSI Newton, LLC	TSI Holdings (MA), LLC	Delaware
TSI South End, LLC	TSI Holdings (MA), LLC	Delaware
TSI South Station, LLC	TSI Holdings (MA), LLC	Delaware
TSI Waltham, LLC	TSI Holdings (MA), LLC	Delaware
TSI Watertown, LLC	TSI Holdings (MA), LLC	Delaware
TSI Wayland, LLC	TSI Holdings (MA), LLC	Delaware
TSI Wellesley, LLC	TSI Holdings (MA), LLC	Delaware
TSI Wellington Circle, LLC	TSI Holdings (MA), LLC	Delaware
TSI Woburn, LLC	TSI Holdings (MA), LLC	Delaware
TSI Bethesda, LLC	TSI Holdings (MD), LLC	Delaware
TSI Germantown, LLC	TSI Holdings (MD), LLC	Delaware
TSI North Bethesda, LLC	TSI Holdings (MD), LLC	Delaware
TSI Silver Spring, LLC	TSI Holdings (MD), LLC	Delaware
TSI South Bethesda, LLC	TSI Holdings (MD), LLC	Delaware
TSI Bayonne, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Butler, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Cherry Hill, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Clifton, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Colonia, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Englewood, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Fort Lee, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Franklin Park, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Freehold, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Hoboken, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Hoboken North, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Jersey City, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Livingston, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Mahwah, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Marlboro, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Matawan, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Montclair, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Newark, LLC	TSI Holdings (NJ), LLC	Delaware

ANNEX B

Jurisdiction of
Entity	Ownership	Organization
TSI No Sweat, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Old Bridge, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Parsippany, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Plainsboro, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Princeton North, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Ramsey, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Ridgewood, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Somerset, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Springfield, LLC	TSI Holdings (NJ), LLC	Delaware
TSI West Caldwell, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Westwood, LLC	TSI Holdings (NJ), LLC	Delaware
TSI Ardmore, LLC	TSI Holdings (PA), LLC	Delaware
TSI Highpoint, LLC	TSI Holdings (PA), LLC	Delaware
TSI Market Street, LLC	TSI Holdings (PA), LLC	Delaware
TSI Radnor, LLC	TSI Holdings (PA), LLC	Delaware
TSI Rodin Place, LLC	TSI Holdings (PA), LLC	Delaware
TSI Society Hill, LLC	TSI Holdings (PA), LLC	Delaware
TSI Alexandria, LLC	TSI Holdings (VA), LLC	Delaware
TSI Clarendon, LLC	TSI Holdings (VA), LLC	Delaware
TSI Fairfax, LLC	TSI Holdings (VA), LLC	Delaware
TSI Sterling, LLC	TSI Holdings (VA), LLC	Delaware
TSI West Springfield, LLC	TSI Holdings (VA), LLC	Delaware
Town Sports AG	TSI International, Inc.	Switzerland

ANNEX C
to
PLEDGE AGREEMENT
SCHEDULE OF STOCK
1.	Town Sports International, LLC

					Sub-clause of
					Section 3.2(a)
	Type of	Number of	Certificate	Percentage	of Pledge
Name of Issuing Corporation	Shares	Shares	No.	Owned	Agreement
TSI Insurance, Inc.	Common	100,000	2	100%	3.2	(a)(i)
TSI International, Inc.	Common	100	2	100%	3.2	(a)(i)
2.	TSI Holdings (DC), LLC

					Sub-clause of
					Section 3.2(a)
	Type of	Number of	Certificate	Percentage	of Pledge
Name of Issuing Corporation	Shares	Shares	No.	Owned	Agreement
TSI Dupont Circle, Inc.	Common	100	3	100%	3.2	(a)(i)
TSI Dupont II, Inc.	Common	100	2	100%	3.2	(a)(i)
TSI Washington, Inc.	Common	100	3	100%	3.2	(a)(i)
3.	TSI International, Inc.

					Sub-clause of
					Section 3.2(a)
	Type of	Number of	Certificate	Percentage	of Pledge
Name of Issuing Corporation	Shares	Shares	No.	Owned	Agreement
Town Sports AG	Common	1298	7	65%	3.2	(a)(i)

ANNEX D
to
PLEDGE AGREEMENT
SCHEDULE OF NOTES
None.

ANNEX E
to
PLEDGE AGREEMENT
SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS
1.	Town Sports International Holdings, Inc.

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
Town Sports International, LLC	Limited Liability Company	100%	3.2(a)(ii)
2.	Town Sports International, LLC

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
TSI Alexandria West, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Arthro-Fitness Services, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Astoria, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Battery Park, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Bay Ridge 86th Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Bayridge, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Bensonhurst, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Broadway, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI 217 Broadway, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Brooklyn Belt, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Carmel, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Cash Management, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Cobble Hill, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Commack, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Court Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Croton, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Deer Park, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Dobbs Ferry, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East Brunswick, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East Meadow, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 23, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 31, LLC	Limited Liability Company	100%	3.2(a)(ii)

ANNEX E

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
TSI East 34, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 36, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 41, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 48, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 51, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 59, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 76, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 86, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI East 91, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI First Avenue, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Forest Hills, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Garden City, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Garnerville, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Grand Central, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Great Neck, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Glendale, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Hartsdale, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Hawthorne, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Herald, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Hicksville, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Huntington, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Irving Place, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Jamaica Estates, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Larchmont, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Lincoln, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Long Beach, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Mamaroneck, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Mercer Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Midwood, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Morris Park, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Murray Hill, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Nanuet, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI New Rochelle, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Oceanside, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Port Jefferson, LLC	Limited Liability Company	100%	3.2(a)(ii)

ANNEX E

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
TSI Providence Downtown, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Providence Eastside, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Reade Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Rego Park, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Scarsdale, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Seaport, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Sheridan, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Smithtown, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Soho, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Somers, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI South Park Slope, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Staten Island, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Sunnyside, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Syosset, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Varick Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Wall Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Water Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 14, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 16, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 23, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 38, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 41, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 44, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 48, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 52, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 73, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 76, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 80, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 94, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 115th Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 125, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West 145th Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West Nyack, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Westborough, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI White Plains, LLC	Limited Liability Company	100%	3.2(a)(ii)

ANNEX E

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
TSI White Plains City Center, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Whitestone, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Woodmere, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Allston, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Boylston, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Bulfinch, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Central Square, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Downtown Crossing, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Fenway, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Natick, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Newbury Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West Newton, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Weymouth, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Danbury, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Greenwich, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Norwalk, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Stamford Downtown, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Stamford Post, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Stamford Rinks, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West Hartford, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Westport, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Holdings (DC), LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Holdings (MA), LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Holdings (MD), LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Holdings (NJ), LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Brunswick, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Holdings (CIP), LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Holdings (PA), LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Holdings (VA), LLC	Limited Liability Company	100%	3.2(a)(ii)

ANNEX E

3.	TSI Holdings (MD), LLC

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
TSI Bethesda, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Germantown, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI North Bethesda, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Silver Spring, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI South Bethesda, LLC	Limited Liability Company	100%	3.2(a)(ii)
4.	TSI Holdings (VA), LLC

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
TSI Alexandria, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Clarendon, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Fairfax, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West Springfield, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Sterling, LLC	Limited Liability Company	100%	3.2(a)(ii)
5.	TSI Holdings (PA), LLC

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
TSI Ardmore, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Highpoint, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Market Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Radnor, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Rodin Place, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Society Hill, LLC	Limited Liability Company	100%	3.2(a)(ii)
6.	TSI Holdings (NJ), LLC

			Sub-clause of Section
Name of Issuing Limited		Percentage	3.2(a) of Pledge
Liability Company	Type of Interest	Owned	Agreement
TSI Bayonne, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Butler, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Cherry Hill, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Clifton, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Colonia, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Englewood, LLC	Limited Liability Company	100%	3.2(a)(ii)

ANNEX E

			Sub-clause of Section
Name of Issuing Limited		Percentage	3.2(a) of Pledge
Liability Company	Type of Interest	Owned	Agreement
TSI Fort Lee, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Franklin Park, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Freehold, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Hoboken, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Hoboken North, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Jersey City, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Livingston, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Mahwah, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Marlboro, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Matawan, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Montclair, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Newark, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI No Sweat, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Old Bridge, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Parsippany, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Plainsboro, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Princeton North LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Ramsey, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Ridgewood, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Somerset, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Springfield, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI West Caldwell, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Westwood, LLC	Limited Liability Company	100%	3.2(a)(ii)
7.	TSI Holdings (MA), LLC

			Sub-clause of Section
Name of Issuing Limited		Percentage	3.2(a) of Pledge
Liability Company	Type of Interest	Owned	Agreement
TSI Andover, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Davis Square, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Dedham, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Framingham, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Franklin (MA), LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Lexington (MA), LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Lynnfield, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Newton, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI South End, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI South Station, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Waltham, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Watertown, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Wayland, LLC	Limited Liability Company	100%	3.2(a)(ii)

ANNEX E

			Sub-clause of Section
Name of Issuing Limited		Percentage	3.2(a) of Pledge
Liability Company	Type of Interest	Owned	Agreement
TSI Wellesley, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Wellington Circle, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Woburn, LLC	Limited Liability Company	100%	3.2(a)(ii)
8.	TSI Brunswick, LLC

			Sub-clause of
Name of Issuing Limited		Percentage	Section 3.2(a) of
Liability Company	Type of Interest	Owned	Pledge Agreement
TSI Princeton, LLC	Limited Liability Company	100%	3.2(a)(ii)
9.	TSI Holdings (DC), LLC

			Sub-clause of
Name of Issuing Limited Liability		Percentage	Section 3.2(a) of
Company	Type of Interest	Owned	Pledge Agreement
TSI Chevy Chase, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Columbia Heights, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Connecticut Avenue, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI F Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Gallery Place, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Georgetown, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI Glover, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI K Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI M Street, LLC	Limited Liability Company	100%	3.2(a)(ii)
TSI University Management, LLC	Limited Liability Company	100%	3.2(a)(ii)

ANNEX F
to
PLEDGE AGREEMENT
SCHEDULE OF PARTNERSHIP INTERESTS
1.	TSI Dupont, Inc.

			Sub-clause of
			Section 3.2(a)
		Percentage	of Pledge
Name of Issuing Partnership	Type of Interest	Owned[1]	Agreement
Kalorama Sports Management Associates	Partnership Interest	45%	3.2(a)(ii)
2.	TSI Washington, Inc.

			Sub-clause of
			Section 3.2(a)
			of Pledge
Name of Issuing Partnership	Type of Interest	Percentage Owned	Agreement
Capitol Hill Squash Club Associates	Limited Partnership Interest	20%	3.2(a)(ii)

[1]	Percentage is reflective of the estimated profit sharing percentage related to these Limited Partnership Investments.

ANNEX G
to
PLEDGE AGREEMENT
SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Pledgor	Address(es) of Chief Executive Office
Town Sports International Holdings, Inc.	5 Penn Plaza, 4th Floor
New York, NY 10001
Town Sports International, LLC	5 Penn Plaza, 4th Floor
New York, NY 10001
TSI 217 Broadway, LLC	5 Penn Plaza, 4th Floor
New York, NY 10001
TSI Alexandria, LLC	5 Penn Plaza, 4th Floor
New York, NY 10001
TSI Alexandria West, LLC	5 Penn Plaza, 4th Floor
New York, NY 10001
TSI Allston, LLC	5 Penn Plaza, 4th Floor
New York, NY 10001
TSI Andover, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Ardmore, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Arthro-Fitness Services, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Astoria, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Battery Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bay Ridge 86th Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bayonne, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bayridge, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bensonhurst, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bethesda, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Boylston, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Broadway, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Brooklyn Belt, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Brunswick, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bulfinch, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Butler, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Carmel, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Cash Management, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Central Square, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Cherry Hill, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Chevy Chase, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Clarendon, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Clifton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Cobble Hill, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Colonia, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Columbia Heights, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Commack, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Connecticut Avenue, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Court Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Croton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Danbury, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Davis Square, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Dedham, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Deer Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Dobbs Ferry, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Downtown Crossing, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Dupont Circle, Inc.	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Dupont II, Inc.	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East Brunswick, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East Meadow, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 23, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 31, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 34, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 36, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 41, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 48, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI East 51, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 59, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 76, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 86, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 91, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Englewood, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI F Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Fairfax, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Fenway, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI First Avenue, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Forest Hills, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Fort Lee, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Framingham, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Franklin (MA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Franklin Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Freehold, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Gallery Place, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Garden City, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Garnersville, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Georgetown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Germantown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Glendale, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Glover, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Grand Central, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Great Neck, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Greenwich, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hartsdale, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hawthorne, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Herald, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hicksville, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Highpoint, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hoboken, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hoboken North, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (CIP), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (DC), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (MA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (MD), LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Holdings (NJ), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (PA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (VA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Huntington, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI International, Inc.	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Irving Place, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Jamaica Estates, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Jersey City, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI K Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Larchmont, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Lexington (MA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Lincoln, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Livingston, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Long Beach, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Lynnfield, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI M Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Mahwah, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Mamaroneck, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Market Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Marlboro, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Matawan, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Mercer Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Midwood, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Montclair, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Morris Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Murray Hill, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Nanuet, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Natick, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI New Rochelle, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Newark, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Newbury Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Newton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI No Sweat, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI North Bethesda, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Norwalk, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Oceanside, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Old Bridge, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Parsippany, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Plainsboro, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Port Jefferson, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Princeton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Princeton North, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Providence Downtown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Providence Eastside, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Radnor, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Ramsey, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Reade Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Rego Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Ridgewood, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Rodin Place, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Scarsdale, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Seaport, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Sheridan, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Silver Spring, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Smithtown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Society Hill, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Soho, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Somers, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Somerset, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI South Bethesda, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI South End, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI South Park Slope, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI South Station, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Springfield, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Stamford Downtown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Stamford Post, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Stamford Rinks, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Staten Island, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Sterling, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Sunnyside, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Syosset, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI University Management, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Varick Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Wall Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Waltham, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Washington, Inc.	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Water Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Watertown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Wayland, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Wellesley, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Wellington Circle, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Caldwell, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Hartford, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Newton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Nyack, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Springfield, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 14, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 16, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 23, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 38, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI West 41, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 44, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 48, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 52, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 73, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 76, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 80, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 94, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 115th Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 125, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 145th Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Westborough, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Westport, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Westwood, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Weymouth, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI White Plains City Center, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI White Plains, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Whitestone, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX G

Name of Pledgor	Address(es) of Chief Executive Office
TSI Woburn, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Woodmere, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX H
to
PLEDGE AGREEMENT
Form of Agreement Regarding Uncertificated Securities, Limited Liability
Company Interests and Partnership Interests
          AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of ___________, among the undersigned pledgor (the “Pledgor”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and __________, as the issuer of the [Uncertificated Securities] [Limited Liability Company Interests] [Partnership Interests] (defined below) (the “Issuer”).
W I T N E S S E T H :
          WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Pledge Agreement, dated as of May 11, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and [all “uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”)] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)] issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the “Issuer Pledged Interests”); and
          WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to protect and perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;
          NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its permitted successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, after receiving a notice from the Pledgee stating that an “Event of Default” has occurred and is

Annex H

continuing, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its permitted successors and assigns) or a court of competent jurisdiction.
          2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.
          3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests fully paid and nonassessable.
          4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:
60 Wall Street
New York, New York 10005
Attention: Carin Keegan
Telephone No.: (212) 250-6083
Telecopier No.: (212) 797-5690
          5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full (other than contingent indemnification obligations which are not then due and payable) and this Agreement is terminated, the Issuer will, upon receiving notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:
_______________________
_______________________
_______________________
ABA No.:_________________________
Account in the Name of:_____________
Account No.:______________________
          6. Except as expressly provided otherwise in Sections 4 and 5 above, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee, the Pledgor or the Issuer shall not be effective until received by

Annex H

the Pledgee, the Pledgor or the Issuer, as the case may be. All notices and other communications shall be in writing and addressed as follows:
(a)	if to the Pledgor, at:

__________________ __________________ __________________ __________________ Attention: _________ Telephone No.:

Telecopier No.:

(b)	if to the Pledgee, at:

60 Wall Street New York, New York 10005 Attention: Carin Keegan Telephone No.: (212) 250-6083 Telecopier No.: (212) 797-5690

(c)	if to the Issuer, at:

________________________ ________________________ ________________________
or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.
          7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in the manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.
          8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

Annex H

          IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Pledgor

By
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Collateral Agent and Pledgee

By
Name:
Title:

By	Name:
Title:

[ ],
as Issuer

By	Name:
Title: